UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 of 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2016

American Realty Capital Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55394	80-0943668
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

405 Park Avenue, 14th Floor

New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

American Realty Capital Hospitality Trust, Inc.’s (the “Company”) 2016 annual meeting of stockholders (the “Annual Meeting”) was initially called to order on June 30, 2016 and was adjourned for lack of quorum. The Annual Meeting was reconvened on July 1, 2016, July 5, 2016, July 15, 2016, July 29, 2016, August 11, 2016, August 12, 2016 and August 16, 2016.

At the reconvened Annual Meeting held on July 5, 2016, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 5, 2016, the Company’s stockholders approved Proposals Nos. 1 – 2 and the Company subsequently adjourned the Annual Meeting with respect to Proposals Nos. 3 – 4 to permit stockholders of record as of April 18, 2016 additional time to consider Proposals Nos. 3 – 4, and to enable the Company’s proxy solicitor, Broadridge Investor Communication Solutions, Inc., more time to solicit stockholder votes.

At the reconvened Annual Meeting held on August 12, 2016, as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 12, 2016, the Company’s stockholders approved Proposal No. 3 and the Company subsequently adjourned the Annual Meeting with respect to Proposal No. 4 to permit stockholders of record as of April 18, 2016 additional time to consider Proposal No. 4, and to enable the Company’s proxy solicitor, Broadridge Investor Communication Solutions, Inc., more time to solicit stockholder votes.

At the reconvened Annual Meeting held on August 16, 2016, there were present, in person or by proxy, stockholders holding an aggregate of 21,837,402 shares of the Company’s common stock, out of a total number of 36,726,135 shares of the Company’s common stock issued and outstanding and entitled to vote at the reconvened Annual Meeting.

Proposal No. 4 – Removal of Article XIV from the Company’s Charter

At the reconvened Annual Meeting held on August 16, 2016, stockholders were asked to consider and act upon Proposal No. 4 (removal of Article XIV from the Company’s charter), which received the requisite number of votes to pass. The full results of the votes for, votes against, abstentions and broker non-votes relating to Proposal No. 4 are set forth below:

Proposal	Votes For	Votes Against	Abstain	Broker Non-Votes
Proposal No. 4	18,435,396	1,610,832	1,791,174	*

*	No broker non-votes were recorded in connection with Proposal No. 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC.

Date: August 16, 2016	By:	/s/ Jonathan P. Mehlman
Jonathan P. Mehlman
Chief Executive Officer and President